METROPOLITAN SERIES FUND, INC.

BlackRock Aggressive Growth Portfolio

BlackRock Strategic Value Portfolio

BlackRock Bond Income Portfolio

BlackRock Legacy Large Cap Growth Portfolio

BlackRock Investment Trust Portfolio

BlackRock Large Cap Value Portfolio

BlackRock Diversified Portfolio

(each, a “Portfolio” and, collectively, the “Portfolios”)

Supplement dated October 2, 2006

to Statement of Additional Information dated May 1, 2006 (the “SAI”)

PORTFOLIO NAME CHANGE

Effective October 2, 2006, the name of the BlackRock Investment Trust Portfolio will change to BlackRock Large Cap Portfolio. Metropolitan Series Fund, Inc. has been informed that the Insurance Companies (as defined in the Prospectus, dated May 1, 2006, relating to such Portfolio, as amended and/or supplemented (the “Prospectus”)) may temporarily continue to refer to such Portfolio by its original name, BlackRock Investment Trust Portfolio, in their forms and communications with variable annuity and variable life contract owners and Qualified Plans (as defined in the Prospectus) and prospective contract owners and Qualified Plans until the Insurance Companies are able to revise such documents.

CHANGES TO STATEMENT OF ADDITIONAL INFORMATION DISCLOSURE

Effective October 2, 2006, the following changes are made to the SAI disclosure relating to the Portfolios:

In the section entitled “Portfolio Managers,” under the subsection relating to the Portfolios, the following changes are made:

1.	All references to Messrs. Herrmann and Byrket are deleted.

2.	The following is inserted after the first sentence: “Information about accounts managed by Mr. Doll was provided by BlackRock as of June 30, 2006.”

3.	Under the sub-subsection “Other Accounts Managed,” the following is added to the table:

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Robert Doll, BlackRock Diversified Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Large Cap Portfolio	Registered investment companies	21	$11,357,960,377	0	N/A

	Other pooled investment vehicles	9	$8,892,016,212	0	N/A

	Other accounts	7	$1,050,843,864	0	N/A

4.	Under the sub-subsection entitled “Compensation,” the following paragraph is added after the first paragraph:

“Prior to October 2, 2006, Mr. Doll was employed by Merrill Lynch Investment Managers, L.P., which had its own compensation program. On and after October 2, 2006, Mr. Doll’s compensation will be as described herein.”

5.	Under the sub-subsection entitled “Compensation,” the paragraph entitled “Incentive Savings Plans” is deleted in its entirety and replaced with the following:

“Incentive Savings Plans —The PNC Financial Services Group, Inc. (“PNC”), which as of June 30, 2006 owned approximately 71% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc. common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) have reached an agreement to merge Merrill Lynch’s investment management business and

BlackRock to create a new company. Merrill Lynch would hold a 49.8% stake and have a 45% voting interest in the new combined company, which would operate under the BlackRock name. PNC would maintain a 34% share in the combined company. The transaction has been approved by the boards of directors of both BlackRock and Merrill Lynch and is expected to close in the third quarter of 2006. In connection with the foregoing transaction, BlackRock anticipates establishing an incentive savings program similar in nature to PNC’s described above.”

6.	Under the sub-subsection entitled “Compensation,” the reference to the benchmark indices used for purposes of calculating Messrs. Herrmann’s and Byrket’s annual incentive compensation is deleted in its entirety and replaced with the following sentence:

“For Mr. Doll, the relevant benchmark is the Russell 1000 Index for the Large Cap Portfolio and the equity portion of the Diversified Portfolio, and the Russell 1000 Value Index for the Large Cap Value Portfolio.”

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